EXHIBIT 10.23

                          REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of December 18, 2003 (this "Agreement"), is entered into by and between EMPIRE FINANCIAL HOLDING COMPANY, a Florida corporation (the "Company"), and SHEPHERD LARGE CAP GROWTH FUND (the "Holder"), the beneficial owner of shares of common stock, $.01 par value, of the Company (the "Common Stock").

                               W I T N E S S E T H
                               - - - - - - - - - -

         WHEREAS, the Holder has purchased 200,000 shares of Common Stock (collectively, "Registrable Securities") from the Company; and

         WHEREAS, the Company has agreed to grant to the Holder certain registration rights with respect to the Registrable Securities, if the Company, in its sole discretion, files a registration statement pursuant to the Securities Act of 1933, as amended (the "Securities Act").

         NOW, THEREFORE, in consideration of the mutual representations, covenants and agreements contained herein, the parties hereto agree as follows:

SECTION 1. DEFINITIONS.

         For purposes of this Agreement, the following definitions shall apply:

         (a) "Business Day" shall mean any day on which commercial banks are not authorized or required to close in Orlando, Florida.

         (b) The terms "register" and "registration" refer to registration under the Securities Act, effected by preparing and filing a registration statement in compliance with the Securities Act, the declaration or ordering of effectiveness of such registration statement and the continuous effectiveness of such registration statement (without the issuance of any stop order or injunction that prohibits the sale of the Registrable Securities included in such registrations statement) until the earlier of (i) the date that all Registrable Securities included in such registration statement have been sold or (ii) 90 days after the date of such declaration or order of effectiveness.

SECTION 2. REGISTRATION RIGHTS.

         (a) If the Company at any time prior to the expiration of one year from the date hereof proposes to register any of its equity securities under the Securities Act (by reason of registration rights granted to any person or otherwise) on any form other than Form S-4 or Form S-8 (or any similar form then in effect), whether or not for sale for its own account, and if the registration form proposed to be used may be used for the registration of the Registrable Securities, the Company will in each such case give prompt written notice (and in any event at least 20 days' prior written notice prior to effectiveness of such registration statement) to the Holder of its intention to do so, such notice to specify the securities to be registered, the proposed amounts thereof and the date not less than 15 days thereafter by which the Company must receive the Holder's written indication of whether it will include any Registrable Securities owned by the Holder in such registration statement and advising the Holder of its

Company:________                                                 Holder:________
rights under this Section. Upon the written request of the Holder made on or before the date specified in such notice (which request shall specify the number of shares of Registrable Securities intended to be disposed of by the Holder), the Company will use its commercially reasonable efforts to cause all such Registrable Securities which the Holder shall have so requested the registration thereof, to be registered under the Securities Act (with the securities that the Company at the time proposes to register), to the extent requisite to permit the sale or other disposition (in accordance with the intended methods thereof as aforesaid) by the Holder. Notwithstanding anything to the contrary in this Agreement, the Company shall have the right to discontinue any registration under this Agreement at any time prior to the effective date of such registration.

         (b) The Company may suspend the effectiveness of any such registration statement in the event, and for such period of time as, such a suspension is required by the rules and regulations of the Securities and Exchange Commission ("SEC") as applied to the Company, and may suspend use of the prospectus included in the registration statement if such prospectus ceases to meet the requirements of Section 10 of the Securities Act. The Company will immediately advise the Holder of any such suspension and will use its commercially reasonable efforts to cause such suspension to terminate at the earliest possible date. The Holder agrees that following receipt of any such notice, and until such suspension is terminated, the Holder will not make use of the suspended prospectus and will make no sales requiring delivery of such prospectus.

         (c) In connection with any registration and subject to the Company's right to discontinue any registration, the Company shall, as expeditiously as reasonably possible:

                  (i) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such registration to become effective.

                  (ii) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement and notify the Holder of the filing and effectiveness of such registration statement and any amendments or supplements.

                  (iii) Furnish to the Holder such copies of a current prospectus conforming with the requirements of the Securities Act, copies of the registration statement, any amendment or supplement thereto and any documents incorporated by reference therein and such other documents as the Holder may reasonably require in order to facilitate the disposition of Registrable Securities owned by the Holder.

                  (iv) Use its commercially reasonable efforts to register and qualify the securities covered by such registration statement under such securities or "blue sky" laws of such jurisdictions in the United States as shall be reasonably requested by the Holder and keep such registration or qualification effective as long as required to permit sale of the Registrable Securities thereunder, provided that the Company shall not be required in connection therewith

Company:________                                                 Holder:________
or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                  (v) Notify the Holder immediately of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and use its commercially reasonable efforts to promptly update and/or correct such prospectus.

                  (vi) Furnish to the Holder included therein an opinion of counsel to the Company covering compliance of the registration statement, as to form, with the requirements of the Securities Act and the rules thereunder, and covering the matters covered in the opinion filed as an exhibit to the registration statement.

                  (vii) If such registration is to be made in an underwritten offering, the Company shall use it commercially reasonable efforts to obtain a "cold comfort" letter from the Company's independent public accountants in customary form and covering such matters as are customarily included in "cold comfort" letters.

                  (viii) Subject to the execution of appropriate confidentiality agreements, the Company shall make available for inspection by the Holder, the managing underwriter, if any, and the Holder's legal counsel, financial advisors and accountants financial and other records, documents and agreements and such other information relating to the Company as may be reasonably necessary to enable them to fulfill their due diligence responsibilities.

                  (ix) List the Registrable Securities covered by such registration statement on any securities exchange or national market in the United States on which the Registrable Securities of the Company is then listed.

SECTION 3. CERTAIN LIMITATION ON REGISTRATION RIGHTS.

         If the Company or Holder of securities initially requesting or demanding such registration have determined to enter into an underwriting agreement in connection therewith, all Registrable Securities to be included in such registration shall be subject to such underwriting agreement and the Holder may not participate in such registration unless the Holder agrees to sell the Holder's Registrable Securities on the basis provided in the underwriting arrangements approved by such Holder and completes and/or executes all questionnaires, indemnities, underwriting agreements and other reasonable documents which must be executed under the terms of such underwriting arrangements.

SECTION 4. ALLOCATION OF SECURITIES INCLUDED IN REGISTRATION STATEMENT.

         If the managing underwriter of such offering shall advise the Company and the Holder in writing that the total amount of securities requested to be included therein exceeds the amount of securities which can be sold in such offering or the amount of securities which can be sold in such offering at the price at which securities could be sold without such inclusion, the Company shall include in such registration: (a) first, all shares of Registrable Securities of the Company or

Company:________                                                 Holder:________
the person exercising any contractual right to cause the preparation of the registration statement by the Company, as the case may be, (b) second, all shares of Registrable Securities of the Company, in the event that the Company caused the preparation of the registration statement pursuant to a contractual obligation, and (c) third, all shares of Registrable Securities proposed to be sold by the Holder and the holders of other securities of the Company seeking to participate in any registration allocated PRO RATA among such sellers, including the Holder, on the basis of the total number of shares of Registrable Securities requested to be included therein by such sellers.

SECTION 5. LIMITATIONS ON SALE OR DISTRIBUTION OF SECURITIES.

         If a registration under this Agreement shall be in connection with an underwritten public offering, the Holder shall be deemed to have agreed by acquisition of the Registrable Securities not to effect any public sale or distribution (including the filing of a Form 144 indicating an intention to sell or making any sale pursuant to Rule 144 promulgated under the Securities Act (or any similar rule or regulation promulgated by the SEC)) of any Registrable Securities and not to effect any such public sale or distribution of any other equity security of the Company or of any security convertible into or exchangeable or exercisable for any equity security of the Company (other than as part of such underwritten public offering) shall be subject to a lock-up not to exceed one year and any additional restrictions imposed by the underwriter in connection with such underwritten public offering.

SECTION 6. RULE 144.

         Notwithstanding anything to the contrary contained in this Agreement, no Holder shall have any right to request that any Registrable Securities owned by such Holder be included by the Company in any registration pursuant to
Section 2(a), if such Holder has the right, by complying with the provisions of Rule 144 promulgated under the Securities Act (or any similar rule or regulation promulgated by the SEC), to sell all the Registrable Securities that such Holder is then seeking to sell during any three month period.

         As long as the Company is subject to the reporting requirements under the Securities Exchange Act of 1934, as amended, the Company agrees to file any reports that it is required to file under such act in order to comply with the requirement for current public information as defined in Rule 144(c) promulgated under the Securities Act (or any similar rule or regulation promulgated by the SEC). The provisions of this paragraph shall terminate at such time as such Holder has sold all Registrable Securities owned by such Holder.

SECTION 7. INFORMATION.

         The Holder will furnish to the Company in connection with any registration under this Agreement such information regarding itself, the number of shares of Registrable Securities owned by such Holder and the number of shares to be registered, the number of shares or amount of other securities of the Company held by it, the intended method of disposition of such Registrable Securities as shall be reasonably required to effect the registration of the Registrable Securities held by such Holder of Registrable Securities.

Company:________                                                 Holder:________
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

         The Company shall, in conformance with the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder (or any similar rule or regulation promulgated by the SEC), make generally available to its security Holder an earnings statement covering a period of at least twelve months beginning after the effective date of any registration statement which includes Registrable Securities of the Holder. The Company shall make such statement generally available to its security Holder as soon as practicable, but in any event not later than the later of (a) 15 months after the effective date of such registration statement or (b) 30 days after the Company receives a written request from the Holder to make such statement generally available to the Company's security Holder, which request shall not be made earlier than 14 months after the effective date of such registration statement.

SECTION 8. INDEMNIFICATION; CONTRIBUTION

         (a) The Company shall indemnify, defend and hold harmless the Holder and each of its officers, directors, employees, agents, partners or controlling persons (within the meaning of the Securities Act) (each, an "indemnified party") from and against, and shall reimburse such indemnified party with respect to, any and all claims, suits, demands, causes of action, losses, damages, liabilities, costs or expenses ("Liabilities") to which such indemnified party may become subject under the Securities Act or otherwise, arising from or relating to (A) any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or (B) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; PROVIDED, HOWEVER, that the Company shall not be liable in any such case to the extent that any such Liability arises out of or is based upon an untrue statement or omission so made in conformity with written information furnished by or on behalf of such indemnified party specifically for use in the registration statement; PROVIDED FURTHER, that the Company shall not be liable in any such case to the extent that any such Liability arising out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus if
(i) the Holder under an obligation to send or deliver a copy of the prospectus with or prior to the delivery of written confirmation of the sale of Registrable Securities failed to deliver such prospectus to the person asserting such Liability who purchased such Registrable Securities which are the subject thereof from such Holder and (ii) the prospectus would have corrected such untrue statement or omission; and PROVIDED FURTHER, that the Company shall not be liable in any such case to the extent that any Liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission in the prospectus, if such untrue statement or alleged untrue statement, omission or alleged omission is corrected in an amendment or supplement to the prospectus and if, having previously been furnished by or on behalf of the Company with copies of the prospectuses so amended or supplemented and having been obligated to deliver such prospectuses, the Holder thereafter failed to deliver such prospectus as so amended or supplemented, prior to or concurrently with the sale of Registrable Securities to the person asserting such Liability who purchased such Registrable Securities which are the subject thereof from such Holder.

         (b) Each Holder shall indemnify, defend and hold harmless the Company, and its officers, directors, employees, agents, partners, or controlling persons (within the meaning of the Securities Act) (each, an "indemnified party") from and against, and shall reimburse such

Company:________                                                 Holder:________
indemnified party with respect to, any and all Liabilities to which such indemnified party may become subject under the Securities Act or otherwise, arising from or relating to (A) any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or (B) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; PROVIDED, that the Holder will be liable in any such case to the extent, and only to the extent, that any such Liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, prospectus or amendment or supplement thereto in reliance upon written information furnished by or on behalf of the Holder specifically for use in the registration statement.

         (c) Promptly after receipt by any indemnified party of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against another party (the "indemnifying party") hereunder, notify such party in writing thereof, but the omission so to notify shall not relieve the indemnifying party from any Liability which it may have to the indemnified party other than under this section and shall only relieve it from any Liability which it may have to the indemnified party under this section if and to the extent it is actually prejudiced by such omission. In case any such action shall be brought against any indemnified party and such indemnified party shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to the indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to the indemnified party under this section for any legal expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, PROVIDED, HOWEVER, that if the defendants in any such action include both the indemnifying party and such indemnified party and the indemnified party shall have reasonably concluded based upon a written opinion of counsel that there may be reasonable defenses available to it which are different from those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with (subject to the following sentence) the reasonable expenses and fees of such separate counsel and other reasonable expenses related to such participation to be reimbursed by the indemnifying party as incurred. If the Company is the indemnifying party it shall pay the reasonable expenses and fees of only one separate counsel whose selection is approved by the largest group of similarly situated indemnified parties as measured by the aggregate value of securities registered by such group. Any indemnified party who chooses not to be represented by the foregoing separate counsel shall be entitled, at its own expense, to be represented by counsel of its own selection.

         (d) In order to provide for just and equitable contribution, if a claim for indemnification is made pursuant to the provisions of this Section, but is found in a final judgment by a court of competent jurisdiction (not subject to further appeal) that such indemnification is not available (except for the reasons set forth in Sections 8(a) and (b)), then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the

Company:________                                                 Holder:________
amount paid by the indemnified party as a result of such losses, claims, damages, liabilities, or expenses in such proportion as is appropriate to reflect the relative benefit and relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The Company and the Holder agree that it would not be just and equitable if contribution pursuant to this Section was determined by a pro rata allocation or by any other method of allocation that does not take account such equitable considerations. The amount paid by an indemnified party shall also include expenses incurred by the indemnified party that would otherwise have been subject to reimbursement or indemnification by the indemnifying party pursuant to the provisions of this Section. No party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from the other party.

SECTION 9. REGISTRATION EXPENSES.

         In connection with any registration pursuant to this Agreement, the Company will, whether or not any registration pursuant to this Agreement shall become effective, from time to time promptly upon receipt of bills or invoices relating thereto, pay all expenses, other than Selling Expenses (as hereinafter defined), incident to its performance of or compliance with this Agreement (the "Company Registration Expenses"), including, without limitation, all registration, filing and National Association of Securities Dealers fees, fees and expenses of compliance with securities or "blue sky" laws, word processing, duplicating and printing expenses, messenger and delivery expenses, fees and disbursements of counsel for the Company and the Company's independent public accountants (other than any expenses related to a "cold comfort" letter) and other persons retained by the Company. All expenses, other than Company Registration Expenses, including, without limitation, fees and expenses of the Holder's counsel, financial advisors and accountants, fees and expenses related to a "cold "comfort" letter and underwriting discounts and commissions applicable to the Registrable Securities to be sold by the Holder, shall be paid by the Holder (collectively, "Selling Expenses").

SECTION 10. MISCELLANEOUS.

         (a) NOTICES.

                  (i) All notices, requests, demands, or other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given upon actual receipt, or upon the expiration of four days after the date of mailing, fully pre-paid, registered or return receipt requested, to the parties at the following addresses:

                  If to the Holder:        Shepherd Large Cap Growth Fund
                                           1141 Custis Street
                                           Alexandria, VA 22308
                                           Attention: Paul Dietrich, Chairman of
                                           the Board and Managing Director
                                           Facsimile: 703.683.9083

Company:________                                                 Holder:________

                  With a copy to:          Nye Parnell & Emerson Capital
                                           Management, Inc.
                                           1630 Duke Street, Suite 200
                                           Alexandria, VA 22314
                                           Attention: Paul Dietrich
                                           Facsimile: 703.683.9083

                  If to the Company:       Empire Financial Holding Company
                                           1385 West State Road 434
                                           Longwood, Florida 32750
                                           Attention: Kevin M. Gagne, Chief
                                           Executive Officer
                                           Facsimile No.: 407.682.1664

                  With a copy to:          Greenberg Traurig, P.A.
                                           600 Three Galleria Tower
                                           13155 Noel Road
                                           Dallas, Texas 75240
                                           Attention: Phillip J. Kushner, Esq.
                                           Facsimile No.: 305.961.5531

                  (ii) Any party may change the address to which notices, requests, demands or other communications to such party shall be delivered or mailed by giving notice thereof to the other parties hereto in the manner provided herein.

         (b) COUNTERPARTS; INTERPRETATION. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same instrument. This Agreement supersedes all prior discussions and agreements between the parties with respect to the subject matter hereof, and this Agreement contains the sole and entire agreement among the parties with respect to the matters covered hereby. This Agreement shall not be altered or amended except by an instrument in writing signed by or on behalf of all of the parties hereto. No ambiguity in any provision hereof shall be construed against a party by reason of the fact it was drafted by such party or its counsel. For purposes of this Agreement: "herein", "hereby", "hereunder", "herewith", "hereafter" and "hereinafter" refer to this Agreement in its entirety, and not to any particular subsection or paragraph. References to "including" means including without limiting the generality of any description preceding such term. Nothing expressed or implied in this Agreement is intended, or shall be construed, to confer upon or give any person other than the parties hereto any rights or remedies under or by reason of this Agreement.

         (c) GOVERNING LAW. The validity and effect of this Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Florida, without regard to any conflict-of-law rule or principle that would give effect to the laws of another jurisdiction. Each party hereto irrevocably submits to the non-exclusive jurisdiction of the courts of the State of Florida in any action or proceeding arising out of or relating to this Agreement or any other agreement executed in connection with this Agreement.

Company:________                                                 Holder:________

         (d) SUCCESSORS AND ASSIGNS; ASSIGNMENT. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, legal representatives, and successors; PROVIDED, HOWEVER, that no party may assign this Agreement or any rights hereunder, in whole or in part, without the consent of the other party.

         (e) PARTIAL INVALIDITY AND SEVERABILITY. All rights and restrictions contained herein may be exercised and shall be applicable and binding only to the extent that they do not violate any applicable laws and are intended to be limited to the extent necessary to render this Agreement legal, valid and enforceable. If any terms of this Agreement not essential to the commercial purpose of this Agreement shall be held to be illegal, invalid or unenforceable by a court of competent jurisdiction, it is the intention of the parties that the remaining terms hereof shall constitute their agreement with respect to the subject matter hereof and all such remaining terms shall remain in full force and effect. To the extent legally permissible, any illegal, invalid or unenforceable provision of this Agreement shall be replaced by a valid provision which will implement the commercial purpose of the illegal, invalid or unenforceable provision.

         (f) WAIVER. Any term or condition of this Agreement may be waived at any time by the party which is entitled to the benefit thereof, but only if such waiver is evidenced by a writing signed by such party. No failure on the part of a party hereto to exercise, and no delay in exercising, any right, power or remedy created hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or remedy by any such party preclude any other future exercise thereof or the exercise of any other right, power or remedy. No waiver by any party hereto to any breach of or default in any term or condition of this Agreement shall constitute a waiver of or assent to any succeeding breach of or default in the same or any other term or condition hereof.

         (g) HEADINGS. The headings as to contents of particular paragraphs of this Agreement are inserted for convenience only and shall not be construed as a part of this Agreement or as a limitation on the scope of any terms or provisions of this Agreement.

         (h) EXPENSES. Except as otherwise expressly provided herein, all legal and other costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the parties as each party incurs such expenses.

         (i) GENDER. Where the context requires, the use of the singular form herein shall include the plural, the use of the plural shall include the singular, and the use of any gender shall include any and all genders.

         (j) ACCEPTANCE BY FAX. This Agreement shall be accepted, effective and binding, for all purposes, when the parties shall have signed and transmitted to each other, by telecopier or otherwise, copies of the signature pages hereto.

         (k) NUMBER OF DAYS. In computing the number of days for purposes of this Agreement, all days shall be counted, including Saturdays, Sundays and holidays; PROVIDED, HOWEVER, that if the last day of any time period falls on a day which is not a Business Day, then the last day shall be deemed to be the next day which is a Business Day.

Company:________                                                 Holder:________

         (l) ATTORNEYS' FEES. In the event of any litigation arising under the terms of this Agreement, the prevailing party or parties shall be entitled to recover its or their reasonable attorneys fees and court costs from the other party or parties.

         (m) NO JURY TRIAL. THE PARTIES HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT AND ANY DOCUMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES' ACCEPTANCE OF THIS AGREEMENT.

         IN WITNESS WHEREOF, the parties have executed this Agreement or caused this Agreement to be duly executed by their duly authorized officers as of the day and year first above written.


                                 EMPIRE FINANCIAL HOLDING COMPANY,
                                 a Florida corporation


                                 By: /s/ Kevin M. Gagne
                                     ------------------
                                     Kevin M. Gagne
                                     Chief Executive Officer


                                 SHEPHERD LARGE CAP GROWTH FUND


                                 By: /s/ Paul Dietrich
                                     -----------------
                                     Paul Dietrich
                                     Chairman of the Board and Managing Director


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